UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01612

Exact name of registrant as specified in charter:	The Prudential Variable Contract Account – 2

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2021

Date of reporting period:	12/31/2021

Item 1 – Reports to Stockholders

The Prudential Variable Contract Account-2

ANNUAL REPORT	December 31, 2021

This report is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, or the “Account”). VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and is distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, 655 Broad Street, 19th Floor, Newark, NJ 07102. Both are Prudential Financial companies. All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

The views expressed in this report and information about the Account’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report

The Prudential Variable Contract Account-2 Table of Contents	Annual Report	December 31, 2021

∎	LETTER TO PARTICIPANTS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGERS AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	FINANCIAL REPORTS

Section A	Statement of Net Assets and Other Financial Statements
Section B	Financial Highlights
Section C	Notes to Financial Statements
Section D	Report of Independent Registered Public Accounting Firm
Section E	Information about Committee and Officers

The Prudential Variable Contract Account-2 Letter to Participants	Annual Report	December 31, 2021

∎	DEAR PARTICIPANT:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. Despite today’s uncertainties, we remain strong and ready to serve and support you. This Prudential Variable Contract Account-2 annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 145 years. You can count on our history of financial stability. We are diversified for endurance. Our balanced mix of risks and businesses positions us well to manage through any economic environment. We’ve applied the lessons from decades of challenges to be stronger, because we are committed to keeping our promises to you.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. A strong sense of social responsibility for our clients, our employees, and our communities has been embedded in the company since our founding. It guides our efforts to help our customers achieve peace of mind through financial wellness.

We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stuart Parker

President,

The Prudential Variable Contract Account-2	January 31, 2022

Market Overview — unaudited	Annual Report	December 31, 2021

Equity Market Overview

Stock markets throughout the world rallied in 2021 in reaction to massive ongoing economic stimulus packages, the re-opening of economies following COVID-19 pandemic lockdowns, rollouts of COVID-19 vaccines, record corporate profits, upbeat employment data, and strong consumer demand. However, supply-chain bottlenecks, concerns about rising inflation, and the emergence of COVID-19 variants led to occasional volatility. While developed markets shined, emerging markets faltered due largely to the poor performance of Chinese stocks and prospects of rising interest rates in the US and elsewhere.

Stocks delivered double-digit returns

For the year, the large-cap S&P 500 Index gained 28.70%, the broad-based Russell 3000 Index rose 25.66%, and the tech-heavy Nasdaq Composite Index returned 21.39%. Internationally, the MSCI ACWI Ex-US Index, a gauge of stock performance in developed and emerging markets outside the US, returned 7.82%. By comparison, fixed income securities, as measured by the Bloomberg US Aggregate Bond Index, declined 1.54%. (Performance is based on net returns in US dollars unless stated otherwise and assumes reinvestment of dividends.)

The economy rebounded, inflation spiked

The pace of economic growth in the US picked up sharply during the first half of 2021, spurred by aggressive fiscal stimulus. Real gross domestic product (GDP) growth surged to 6.7% (at an annual rate) in the second quarter, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. S&P 500 Index company profits rose significantly during the year. In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, spiked 7% from its level 12 months earlier, triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep jump in energy prices.

West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of 2021 to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year. Despite the pickup in the economy, the Federal Reserve (the Fed) kept its federal funds rate target near zero throughout the year.

US stocks rose despite headwinds

During the first quarter of 2021, US stock prices posted steep gains in anticipation that economic stimulus, which included a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines would drive growth. Oil prices rose sharply, the energy sector rallied, and GDP accelerated. The stock market continued its ascent through the second and most of the third quarter but suffered a pullback in September as concerns about inflation mounted.

In November, US inflation rose at its fastest pace in nearly 40 years. To help contain it, the Fed began tapering its monthly purchase of bonds. In December, the Fed signaled it would wind down that stimulus program sooner than previously planned and raise interest rates in 2022. Despite these concerns and worries about the Omicron variant of COVID-19, stocks advanced over the final quarter as investors turned their attention to robust corporate earnings and other positive economic data.

S&P 500 Index: leaders and laggards

In 2021, the top-performing sector in the S&P 500 Index was energy, rising 54.64% on a rebound in oil prices. Next in line were real estate (+46.19%), financials (+35.04%), information technology (+34.53%), materials (+27.28%), health care (+26.13%), consumer discretionary (+24.43%), communication services (+21.57%), and industrials (+21.12%). The “defensive” consumer staples and utilities sectors rose 18.63% and 17.67%, respectively.

Growth performed in line with value, large-cap stocks topped small-cap stocks

Over the year, the Russell 3000 Growth Index returned 25.85%, slightly edging out the Russell 3000 Value Index, which rose 25.37%. The large-cap Russell 1000 Index returned 26.45%, the Russell Midcap Index gained 22.58%, and the small-cap Russell 2000 Index trailed with a return of 14.82%.

International developed market stocks also advanced

Developed equity markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 11.26% during the year. The MSCI UK Index returned 18.50%, and the MSCI Europe Index returned 16.30%, buoyed by government stimulus. The MSCI Japan Index returned 1.71%. Japanese stocks were pressured by supply-chain and COVID-19-related challenges.

Emerging market stocks fell

The MSCI Emerging Markets Index declined 2.54% in 2021. Investor concerns about a slowdown in China’s economy, a plunge in Chinese technology stock prices in response to a government regulatory crackdown, and worries about a stronger US dollar triggered the sell-off. The MSCI China Index dropped 21.72% while the Latin America component of the MSCI Emerging Markets Index fell 8.09% over the year.

Market Overview — unaudited (continued)	Annual Report	December 31, 2021

Fixed Income Market Overview

Government bond markets dropped modestly in 2021 as investors grew increasingly concerned about rising inflation and the prospect of interest rate hikes. Treasury Inflation-Protected Securities (TIPS) and high yield corporate bonds, however, delivered positive returns.

The global investment-grade bond market, as measured by the Bloomberg Global Aggregate Bond (USD Hedged) Index, fell 1.40% for the year, slightly outperforming the 1.54% decline of the US investment-grade bond market, as measured by the Bloomberg US Aggregate Bond Index. TIPS, issued by the US government and indexed to inflation, rose 5.96%. High yield bonds (i.e., debt rated below investment grade) outperformed their investment-grade counterparts with again of 5.28%, as measured by the ICE BofA US High Yield Index. Emerging market debt, based on the J.P.Morgan EMBI Global Diversified Index, dropped 1.80%. (All returns cited are in US dollars unless stated otherwise.)

Aggressive stimulus spurred growth, higher inflation

With unemployment falling and corporate profits rising, the US economy continued to rebound in 2021, despite higher inflation, surging energy prices, and the ongoing COVID-19 pandemic. West Texas Intermediate crude oil prices rose from just below $48 a barrel at the start of the year to just above $75 a barrel by year-end on expectations that the loosening of pandemic restrictions would boost travel, fueling demand for oil. The US Dollar Index rose 6.71% against a basket of developed market currencies over the year.

Bond markets wobbled on fears of inflation, rate hikes

Early in 2021, expectations of aggressive US fiscal stimulus, including a $1.9 trillion COVID-19 fiscal relief package in March, and rollouts of COVID-19 vaccines raised fears that the economy could heat up and lead to higher inflation and interest rate hikes.

These concerns triggered a steep pullback in investment-grade bond prices while their yields, which move in the opposite direction to prices, rose. In the first quarter of 2021, US Treasuries suffered their second-worst quarterly performance in more than 40 years. Investors’ concerns also rippled through many international bond markets. Although US investment-grade bond returns fell over the first quarter, high yield corporate bonds posted positive total returns.

Real gross domestic product growth surged to 6.7% (at an annual rate) in the second quarter of 2021, slipped to 2.3% in the third quarter, and spiked again to 6.9% in the fourth quarter. Yields on long-term US Treasuries dropped modestly during the second quarter but rose notably late in the third quarter as concerns about inflation escalated.

In December, the national unemployment rate dropped to 3.9% and the Consumer Price Index, a measure of inflation, jumped 7% above its level 12 months earlier. The increase was triggered in part by product shortages, supply-chain disruptions, labor scarcity, strong consumer demand, and a steep leap in energy prices. In response, the Federal Reserve signaled it would wind down its monthly purchase of bonds, a program that began at the start of the pandemic to stimulate the economy, sooner than previously planned and raise interest rates in 2022. The inflation fears bolstered demand for TIPS, which returned 2.36% over the fourth quarter, surpassing other fixed income assets.

The yield on the 10-year US Treasury note closed 2021 at 1.51%, up from 0.92% at the beginning of the year. For the year, US Treasuries fell 2.32%, investment-grade US credits declined 1.04%, mortgage-backed (agency) securities dropped 1.04%, and the Bloomberg Municipal Bond Index rose 1.52%. (Returns of US investment-grade bonds are based on Bloomberg bond indexes unless stated otherwise.)

High yield bonds outperformed

US high yield bonds, with the 5.28% gain for 2021 noted above, benefited from the rebound in the US economy, stronger-than-expected corporate earnings, fiscal stimulus, and investors’ search for enhanced yields in the low-interest-rate environment. Fundamentals of corporate bond issuers improved as the economy recovered. High yield bond prices are less susceptible to rising interest rates than US Treasuries and other higher-rated debt, although they are more sensitive to the economic outlook and earnings of companies that issue them. The annual interest rate paid on a high yield bond is typically higher than the rate on an investment-grade bond because high yield bonds are riskier.

Emerging market bonds lagged

As mentioned above, emerging market bonds fell 1.80% in 2021. China’s high yield corporate debt market was a particularly poor performer. Turkey and Brazil also lagged as they both contended with inflation and political turmoil.

The Prudential Variable Contract Account-2	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	$10,000 INVESTED OVER 10 YEARS
Accumulation Account (without sales charges)	21.47%	15.84%	13.76%
S&P 500 Index	28.70	18.47	16.54

Past performance does not guarantee future returns. The Account performance without sales charges is shown after the deduction of all expenses, including investment management and mortality and expense charges, but does not include the effect of any sales charge or annual account charge. The performance would be lower if they included the effects of sales charges and an annual account charge.

For the year ended December 31, 2021, the Prudential Variable Contract Account-2 returned 21.47%. The Account underperformed the S&P 500 Index.

What were the market conditions during the reporting period?

The US economy expanded during calendar-year 2021 (the reporting period), as policymakers continued to support growth with extraordinary monetary and fiscal stimulus programs aimed at combating the effects of the COVID-19 pandemic. The final three months of the periodwere marked by the emergence of the COVID-19 Omicron variant and heightened concerns over inflation, which led the Federal Reserve to announce an accelerated tapering plan to reduce its monthly asset purchases. Against this backdrop, equity markets rose to all-time highs to close out the period.

Corporate earnings remained strong during the period, benefiting from a robust economic recovery from pandemic lows. The effects of monetary and fiscal stimulus were visible in the record levels of household and corporate cash, which bolstered demand, and strength in corporate capital expenditures. While supply chains remained tight during the period, the worst of the port and logistics congestion showed signs of easing as the period ended. Holiday shopping took place earlier than normal, but overall supply appeared to keep pace with the seasonal step-up in demand.

Employment continued to rebound during the period, with minimum wage increases, bonus payments, and benefit enhancements instituted across a broad spectrum of industries to retain talent and encourage workers to return to the labor force. Consumer confidence remained strong during the period, although it declined following the emergence of the COVID-19 Delta and Omicron variants.

The S&P 500 Index (the Index) gained 28.70% during the period. All Index sectors posted positive results. The energy,real estate, and financials sectors posted the strongest absolute returns, while the consumer staples and utilities sectors posted the weakest returns.

What strategies or holdings affected the Portfolio’s performance?*

All Portfolio sectors contributed positively to absolute return over the period, with positions in the financials and information technology sectors contributing the most and positions in the real estate and utilities sectors contributing the least.

Relative to the Index, stock selection with in the information technology, communication services, consumer discretionary, and materials sectors all detracted the most from relative return. An underweight allocation to the information technology sector—specifically among systems software—also meaningfully detracted. In contrast, stock selection in the healthcare and financials sectors added to relative performance, most notably the Portfolio’s positions within the asset management and custody banks, pharmaceuticals, and biotechnology sectors. Underweight positions within the integrated communication services sector also meaningfully contributed to relative results.

The most notable stocks to contribute to the Portfolio’s overall performance during the period included Alphabet Inc., NVIDIA Corp., Microsoft Corp., Johnson Controls,and Eli Lilly and Co. Top detractors for the period included RingCentral Inc., Uber Technologies Inc., Sea Ltd., Peloton Interactive Inc.,and Farfetch Ltd. The Account no longer held a position in RingCentral Inc., Peloton Interactive Inc., and Farfetch Ltd. at the end of the reporting period.

For a complete list of holdings, please refer to the Statement of Net Assets section of this report. Holdings reflect only long-term investments.

The Prudential Variable Contract Account-2	December 31, 2021

Report of the Investment Manager - As of December 31, 2021 (Unaudited) (Continued)

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Portfolio’s performance, is compiled based on how the Portfolio performed relative to the Portfolio’s assigned index and is viewed for performance attribution purposes at the aggregate Portfolio level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to U.S. generally accepted accounting principles.

Presentation of Portfolio Holdings — unaudited

VCA-2 (As of 12/31/2021)
Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	3.6%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.0%
Eli Lilly & Co.	Pharmaceuticals	3.0%
Tesla, Inc	Automobiles	2.4%
JPMorgan Chase & Co.	Banks	2.4%
Amazon.com, Inc	Internet & Direct Marketing Retail	2.2%
Goldman Sachs Group, Inc. (The)	Capital Markets	1.9%
Chevron Corp.	Oil, Gas & Consumable Fuels	1.9%
Bank of America Corp.	Banks	1.9%
ConocoPhillips	Oil, Gas & Consumable Fuels	1.8%

For a complete listing of holdings, refer to the Statement of Net Assets section of this report. Holdings reflect only long-term investments.

The Prudential Variable Contract Account-2 Benchmark Glossary — unaudited	December 31, 2021

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market

The S&P 500 index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright ©2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2021

LONG-TERM INVESTMENTS — 99.4%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.0%
Airbus SE (France)*	17,300	$2,210,901
Raytheon Technologies Corp.	36,507	3,141,793

		5,352,694

Air Freight & Logistics — 0.5%
FedEx Corp.	5,527	1,429,503

Airlines — 0.8%
Delta Air Lines, Inc.*	51,780	2,023,562

Automobiles — 4.0%
General Motors Co.*	66,953	3,925,455
Tesla, Inc.*	6,326	6,685,190

		10,610,645

Banks — 8.4%
Bank of America Corp.	114,203	5,080,892
Citigroup, Inc.	44,363	2,679,082
JPMorgan Chase & Co.	41,438	6,561,707
PNC Financial Services Group, Inc. (The)	20,910	4,192,873
Truist Financial Corp.	69,686	4,080,115

		22,594,669

Beverages — 1.1%
PepsiCo, Inc.	17,379	3,018,906

Biotechnology — 1.1%
AbbVie, Inc.	21,484	2,908,934

Building Products — 1.6%
Johnson Controls International PLC	52,139	4,239,422

Capital Markets — 3.0%
Blackstone, Inc.	22,143	2,865,083
Goldman Sachs Group, Inc. (The)	13,258	5,071,848

		7,936,931

Chemicals — 2.6%
Dow, Inc.	41,927	2,378,099
Linde PLC (United Kingdom)	13,056	4,522,990

		6,901,089

Communications Equipment — 1.1%
Cisco Systems, Inc.	46,564	2,950,761

Consumer Finance — 1.9%
Capital One Financial Corp.	18,651	2,706,074
SLM Corp.	116,602	2,293,561

		4,999,635

Containers & Packaging — 1.1%
Crown Holdings, Inc.	25,951	2,870,700

Entertainment — 2.9%
Netflix, Inc.*	4,263	2,568,202
ROBLOX Corp. (Class A Stock)*	11,913	1,228,945
Sea Ltd. (Singapore), ADR*	6,927	1,549,639
Walt Disney Co. (The)*	16,009	2,479,634

		7,826,420

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 2.0%
Alexandria Real Estate Equities, Inc.	9,235	$2,059,036
American Campus Communities, Inc.	27,842	1,595,068
American Tower Corp.	5,932	1,735,110

		5,389,214

Food & Staples Retailing — 1.4%
Walmart, Inc.	25,808	3,734,159

Food Products — 1.1%
Mondelez International, Inc. (Class A Stock)	43,643	2,893,967

Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	34,858	4,905,915
Align Technology, Inc.*	3,313	2,177,237

		7,083,152

Health Care Providers & Services — 1.9%
Cigna Corp.	9,549	2,192,737
Laboratory Corp. of America Holdings*	9,472	2,976,197

		5,168,934

Hotels, Restaurants & Leisure — 2.6%
Airbnb, Inc. (Class A Stock)*	15,644	2,604,569
McDonald’s Corp.	9,311	2,496,000
Royal Caribbean Cruises Ltd.*	25,714	1,977,407

		7,077,976

Household Durables — 0.8%
DR Horton, Inc.	19,615	2,127,247

Household Products — 0.8%
Procter & Gamble Co. (The)	12,501	2,044,914

Insurance — 4.4%
Chubb Ltd. (Switzerland)	22,432	4,336,330
Marsh & McLennan Cos., Inc.	12,625	2,194,477
MetLife, Inc.	47,516	2,969,275
RenaissanceRe Holdings Ltd. (Bermuda)	14,051	2,379,256

		11,879,338

Interactive Media & Services — 5.7%
Alphabet, Inc. (Class A Stock)*	2,818	8,163,859
Alphabet, Inc. (Class C Stock)*	892	2,581,082
Match Group, Inc.*	12,557	1,660,663
Snap, Inc.*	31,499	1,481,398
ZoomInfo Technologies, Inc.*	22,954	1,473,647

		15,360,649

Internet & Direct Marketing Retail — 3.0%
Amazon.com, Inc.*	1,814	6,048,493
MercadoLibre, Inc. (Argentina)*	1,504	2,027,993

		8,076,486

IT Services — 3.8%
Adyen NV (Netherlands), 144A*	845	2,215,594
Block, Inc.*	8,679	1,401,745

SEE NOTES TO FINANCIAL STATEMENTS.

A1

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2021

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Mastercard, Inc. (Class A Stock)	2,696	$968,727
Shopify, Inc. (Canada) (Class A Stock)*	3,266	4,498,556
Snowflake, Inc. (Class A Stock)*	3,515	1,190,706

		10,275,328

Machinery — 2.5%
Deere & Co.	6,185	2,120,775
Fortive Corp.	25,558	1,949,820
Otis Worldwide Corp.	30,821	2,683,584

		6,754,179

Multi-Utilities — 2.4%
Ameren Corp.	26,546	2,362,859
Dominion Energy, Inc.	52,098	4,092,819

		6,455,678

Oil, Gas & Consumable Fuels — 5.1%
Chevron Corp.	43,855	5,146,384
ConocoPhillips	68,865	4,970,676
Hess Corp.	14,516	1,074,620
Williams Cos., Inc. (The)	90,536	2,357,557

		13,549,237

Personal Products — 1.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	7,832	2,899,406

Pharmaceuticals — 5.1%
AstraZeneca PLC (United Kingdom), ADR	51,324	2,989,623
Bristol-Myers Squibb Co.	41,259	2,572,499
Eli Lilly & Co	28,795	7,953,755

		13,515,877

Road & Rail — 1.5%
Uber Technologies, Inc.*	19,554	819,899
Union Pacific Corp.	12,721	3,204,802

		4,024,701

Semiconductors & Semiconductor Equipment — 6.5%
Broadcom, Inc.	6,568	4,370,413
Lam Research Corp.	3,434	2,469,561
NVIDIA Corp.	15,390	4,526,353
NXP Semiconductors NV (Netherlands)	11,372	2,590,314
QUALCOMM, Inc.	18,754	3,429,544

		17,386,185

Software — 6.3%
Adobe, Inc.*	3,415	1,936,510
Atlassian Corp. PLC (Australia) (Class A Stock)*	4,077	1,554,519
HashiCorp, Inc. (Class A Stock)*	5,516	502,177
HubSpot, Inc.*	2,007	1,322,914
Microsoft Corp.	28,944	9,734,446
salesforce.com, Inc.*	7,304	1,856,165

		16,906,731

COMMON STOCKS (continued)	Shares	Value
Specialty Retail — 2.0%
Lowe’s Cos., Inc.	12,042	$3,112,616
Ross Stores, Inc.	20,616	2,355,997

		5,468,613

Technology Hardware, Storage & Peripherals — 1.3%
Apple, Inc.	19,658	3,490,671

Textiles, Apparel & Luxury Goods — 2.7%
Lululemon Athletica, Inc. (Canada)*	4,251	1,664,054
LVMH Moet Hennessy Louis Vuitton SE (France)	4,086	3,372,953
NIKE, Inc. (Class B Stock)	12,940	2,156,710

		7,193,717

Trading Companies & Distributors — 0.7%
United Rentals, Inc.*	5,248	1,743,858

TOTAL COMMON STOCKS (cost $156,220,745)		266,164,088

SHORT-TERM INVESTMENT — 0.8%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,101,943)(a)	2,101,943	2,101,943

TOTAL INVESTMENTS — 100.2% (cost $158,322,688)		268,266,031

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%
Dividends and Interests Receivable		137,210
Tax Reclaim Receivable		7,633
Payable for Pending Capital Transactions		(6,268)
Payable for Securities Purchased		(595,496)

LIABILITIES IN EXCESS OF OTHER ASSETS		(456,921)

NET ASSETS — 100.0%		$267,809,110

NET ASSETS, representing:
Equity of Participants — 1,984,070 Accumulation Units at an Accumulation Unit Value of $132.8571		$263,597,868
Equity of Annuitants		4,021,470
Equity of The Prudential Insurance Company of America		189,772

		$267,809,110

The following abbreviations are used in the annual report:

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.
ADR	American Depositary Receipt

*	Non-income producing security.

(a)	PGIM Investments LLC, the manager of the Account, also serves as manager of the PGIM Core Ultra Short Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2021

Fair Value Measurements:

Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted	quoted prices generally in active markets for identical securities.
Level 2—quoted	prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other observable inputs.
Level 3—unobservable	inputs for securities valued in accordance with the Account’s Committee approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2021 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments In Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$3,141,793	$2,210,901	$—
Air Freight & Logistics	1,429,503	—	—
Airlines	2,023,562	—	—
Automobiles	10,610,645	—	—
Banks	22,594,669	—	—
Beverages	3,018,906	—	—
Biotechnology	2,908,934	—	—
Building Products	4,239,422	—	—
Capital Markets	7,936,931	—	—
Chemicals	6,901,089	—	—
Communications Equipment	2,950,761	—	—
Consumer Finance	4,999,635	—	—
Containers & Packaging	2,870,700	—	—
Entertainment	7,826,420	—	—
Equity Real Estate Investment Trusts (REITs)	5,389,214	—	—
Food & Staples Retailing	3,734,159	—	—
Food Products	2,893,967	—	—
Health Care Equipment & Supplies	7,083,152	—	—
Health Care Providers & Services	5,168,934	—	—
Hotels, Restaurants & Leisure	7,077,976	—	—
Household Durables	2,127,247	—	—
Household Products	2,044,914	—	—
Insurance	11,879,338	—	—
Interactive Media & Services	15,360,649	—	—
Internet & Direct Marketing Retail	8,076,486	—	—
IT Services	8,059,734	2,215,594	—
Machinery	6,754,179	—	—
Multi-Utilities	6,455,678	—	—
Oil, Gas & Consumable Fuels	13,549,237	—	—
Personal Products	2,899,406	—	—
Pharmaceuticals	13,515,877	—	—
Road & Rail	4,024,701	—	—
Semiconductors & Semiconductor Equipment	17,386,185	—	—
Software	16,906,731	—	—
Specialty Retail	5,468,613	—	—
Technology Hardware, Storage & Peripherals	3,490,671	—	—
Textiles, Apparel & Luxury Goods	3,820,764	3,372,953	—
Investments In Securities
Assets
Trading Companies & Distributors	1,743,858	—	—
Short-Term Investment
Affiliated Mutual Fund	2,101,943	—	—

Total	$260,466,583	$7,799,448	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2021

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2021 were as follows (unaudited):

Banks	8.4%
Semiconductors & Semiconductor Equipment	6.5
Software	6.3
Interactive Media & Services	5.7
Oil, Gas & Consumable Fuels	5.1
Pharmaceuticals	5.1
Insurance	4.4
Automobiles	4.0
IT Services	3.8
Internet & Direct Marketing Retail	3.0
Capital Markets	3.0
Entertainment	2.9
Textiles, Apparel & Luxury Goods	2.7
Health Care Equipment & Supplies	2.6
Hotels, Restaurants & Leisure	2.6
Chemicals	2.6
Machinery	2.5
Multi-Utilities	2.4
Specialty Retail	2.0
Equity Real Estate Investment Trusts (REITs)	2.0
Aerospace & Defense	2.0
Health Care Providers & Services	1.9

Consumer Finance	1.9%
Building Products	1.6
Road & Rail	1.5
Food & Staples Retailing	1.4
Technology Hardware, Storage & Peripherals	1.3
Beverages	1.1
Communications Equipment	1.1
Biotechnology	1.1
Personal Products	1.1
Food Products	1.1
Containers & Packaging	1.1
Household Durables	0.8
Affiliated Mutual Fund	0.8
Household Products	0.8
Airlines	0.8
Trading Companies & Distributors	0.7
Air Freight & Logistics	0.5

100.2
Liabilites in excess of other assets	(0.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A4

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $6,873 foreign withholding tax)	$3,715,630
Affiliated Dividend Income	4,553
Total Income	3,720,183
EXPENSES
Fees Charged to Participants and Annuitants for Investment Management Services	(331,138)
Fees Charged to Participants (other than Annuitants) for Assuming Mortality and Expense Risks	(972,704)
Total Expenses	(1,303,842)
NET INVESTMENT INCOME	2,416,341
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investment Transactions	27,828,613
Foreign Currency Transactions	(93)
27,828,520
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	20,455,148
Foreign Currencies	(177)
20,454,971
NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	48,283,491
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,699,832

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
OPERATIONS
Net Investment Income	$2,416,341	$2,878,739
Net Realized Gain on Investment and Foreign Currency Transactions	27,828,520	21,381,983
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	20,454,971	12,769,155
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	50,699,832	37,029,877
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In (19,087 and 67,352 units, respectively)	2,339,213	6,172,263
Withdrawals and Transfers Out (230,354 and 264,363 units, respectively)	(28,698,477)	(23,662,720)
Mortality and Expense Risk Charges Deducted from Annuitants’ Accounts	(20,710)	(18,129)
Variable Annuity Payments	(654,166)	(563,922)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(27,034,140)	(18,072,508)
NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	(402,303)	(1,363,192)
TOTAL INCREASE IN NET ASSETS	23,263,389	17,594,177
NET ASSETS
Beginning of year	244,545,721	226,951,544
End of year	$267,809,110	$244,545,721

SEE NOTES TO FINANCIAL STATEMENTS.

A5

FINANCIAL HIGHLIGHTS FOR VCA-2

INCOME PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2021	2020	2019	2018	2017
Investment Income	$1.7378	$1.6913	$1.6743	$1.4886	$1.1756
Expenses
Investment management fee	(0.1542)	(0.1146)	(0.1045)	(0.1008)	(0.0883)
Assuming mortality and expense risks	(0.4620)	(0.3433)	(0.3132)	(0.3021)	(0.2647)
Net Investment Income	1.1216	1.2334	1.2566	1.0857	0.8266
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.3587	15.6857	18.6403	(6.8449)	13.7979
Net Increase (Decrease) in Accumulation Unit Value	23.4803	16.9191	19.8969	(5.7592)	14.6205
Accumulation Unit Value
Beginning of year	109.3768	92.4577	72.5608	78.3200	63.6995
End of year	132.8571	109.3768	92.4577	72.5608	78.3200
Total Return**	21.47%	18.30%	27.39%	(7.35)%	22.95%
Ratio of Expenses to Average Net Assets***	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets***	0.92%	1.35%	1.51%	1.35%	1.16%
Portfolio Turnover Rate	35%	58%	48%	36%	48%
Number of Accumulation Units Outstanding
For Participants at end of year (000’s omitted)	1,984	2,195	2,392	2,607	3,000

*	Calculated by accumulating the actual per unit amounts daily.
**

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

***	These calculations exclude PICA’s equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

B1

NOTES TO FINANCIAL STATEMENTS OF

VCA-2

Note 1:	Organization

The Prudential Variable Contract Account-2 (“VCA-2” or the “Account”) was established on January 9, 1968 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. VCA-2 has been designed for use by employers (“Contractholders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital.

Note 2:	Accounting Policies

The Account follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Account consistently follows such policies in the preparation of its financial statements.

Securities Valuation:    The Account holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Account’s Committee Members (the “Committee”) have adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Committee’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Account to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Committee’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Account’s foreign investments may change on days when investors cannot purchase or redeem Account shares.

Various inputs determine how the Account’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Account’s Statement of Net Assets and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds, and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Account is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

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Investments in open-end (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation:    The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Account are presented at the foreign exchange rates and market values at the close of the period, the Account does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Account does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Account’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Account becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income and realized and unrealized gain (losses) (other than administrative fees) are allocated to the Participants and PICA on a daily basis in proportion to their respective ownership in VCA-2.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-2 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

C2

Annuity Reserves:    Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less 0.50% in contract charges defined in Note 3. The AIRs are selected by each Contractholder and are described in the prospectus. Such amounts are included in Equity of annuitants in the Statement of Net Assets.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PGIM Investments pays for the services of Jennison.

A daily charge, at an effective annual rate of 0.125% of the current value of the Participant’s (other than annuitants’ and PICA’s) account in VCA-2, is charged to the Account and paid to PGIM Investments for investment management services.

A daily charge, paid to PICA for assuming mortality and expense risks, is calculated at an effective annual rate of 0.375% of the current value of the Participant’s (other than annuitants’ and PICA’s) account in VCA-2.

An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant’s account or on the last business day of each calendar year. Such amounts are reflected as a withdrawal on the Statements of Changes in Net Assets. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

No sales charge is deducted from Participants’ purchase payments and/or contributions. However, PICA has reserved the right in the future to impose or deduct a maximum sales charge of 2.50% from purchase payments and/or contributions.

PICA, PGIM Investments and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

Note 4:	Other Transactions with Affiliates

During the year ended December 31, 2021, the Account invested in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PGIM Investments. Through the Account’s investment in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated Dividend Income”.

The Account may enter into certain securities purchase or sale transactions under Committee approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Committee. For the year ended December 31, 2021, no 17a-7 transactions were entered into by the Account.

Note 5:	Portfolio Securities

For the year ended December 31, 2021, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $90,200,073 and $111,588,089, respectively.

C3

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended December 31, 2021, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain(Loss)	Realized Gain(Loss)	Value, End of Year	Shares, End of Year	Income
Short-Term Investments — Affiliated Mutual Fund:
PGIM Core Ultra Short Bond Fund(1)(a)
$3,967,847	$41,456,479	$(43,322,383)	$—	$—	$2,101,943	2,101,943	$4,553

(1)	The Account did not have any capital gain distributions during the reporting period.
(a)	PGIM Investments LLC, the manager of the Account, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Note 6:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) PICA’s investment in the Account.

Note 7:	Participant Loans

Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

For the years ended December 31, 2021 and December 31, 2020, $0 and $0 of participant loan principal and interest have been paid to VCA-2, respectively.

Note 8:	Risks of Investing in the Account

The Account’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Account’s risk, please refer to the Account’s Prospectus and Statement of Additional Information.

Risks Associated with Variable Investment Options:    You take all the investment risk for amounts allocated to VCA 2, which invest in a portfolio primarily consisting of equity securities of major, established corporations. If VCA 2’s assets increase in value, then your Unit Value goes up; if they decrease in value, your Unit Value goes down. How much your Unit Value goes up or down depends on the performance of VCA 2’s portfolio. We do not guarantee the investment results of VCA 2. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of VCA 2.

Insurance Company Risk:    No company other than PICA has any legal responsibility to pay amounts that PICA owes under the Contract. You should look to the financial strength of PICA for its claims-paying ability. PICA is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect PICA and our ability to conduct business and process transactions. Although PICA has business continuity plans, it is possible that the plans may not operate as intended or required and that PICA may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Annuitization:    Once you annuitize your interest under the Contract, your decision is irreversible. The impacts of this decision are:

∎

Your Unit Value is no longer available to you to allocate among investment options (to the extent allowed under the Contract) or make further withdrawals. Instead, you will be paid a stream of annuity payments.

∎	You generally cannot change the payment stream you chose once it has begun.

∎	The Death Benefit terminates upon annuitization.

Possible Adverse Tax Consequences:    The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only

C4

federal income tax law (not state, local, foreign or other federal tax laws). The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Before payments are made under the Contract for your benefit or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.

Not a Short-Term Investment:    The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Contributions in the Contract is consistent with the purpose for which the investment is being considered.

Risk of Loss:    All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Note 9:	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for the Account Committee’s assignment of its responsibility for the execution of valuation-related activities to the Account’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule took effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Account.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Participants of The Prudential Variable Contract Account-2

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-2 (the “Account”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2021, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Account as of and for the year ended December 31, 2019 and the financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 19, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Prudential Variable Contract Accounts complex since 2020.

D1

THE VCA 2 COMMITTEE AND OFFICERS

MANAGEMENT OF VCA 2

VCA 2 has a Committee—similar to a board of directors—that provides general supervision and manages VCA 2. The members of the VCA 2 Committee are elected for indefinite terms by the persons having voting rights in respect of the VCA 2 Account. The affairs of VCA 2 are conducted in accordance with the Rules and Regulations of the Fund. A majority of the members of the VCA 2 Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act.

The members of the VCA 2 Committee oversee the operations of the VCA 2 Account and appoint officers who are responsible for day-to-day business decisions based on policies set by the members of the VCA 2 Committee.

Information pertaining to the members of the VCA 2 Committee (hereafter referred to as “Committee Members” or “Board Members”) is set forth below. Board Members who are not deemed to be “interested persons” of VCA 2 as defined in the Investment Company Act are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of VCA 2 are referred to as “Interested Board Members.” “Fund Complex” consists of VCA 2 and any other investment companies managed by PGIM Investments. Information pertaining to the Officers of VCA 2 is also set forth below. VCA 2 is also referred to as the “Fund.”

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe 1952 Board Member Portfolios Overseen: 92	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005
Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer -Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017
Keith F. Hartstein 1956 Board Member &Independent Chair Portfolios Overseen: 95	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

E1

Independent Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 91	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017
Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018
Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Interested Board Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 94	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012
Scott E. Benjamin 1973 Board Member &Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

E2

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (since July 2019) of PGIM Investments LLC; Chief Compliance Officer (since July 2019) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., and PGIM Short Duration High Yield Opportunities Fund; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012-2017) of IIL, Inc.	Since June 2020
Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte &Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April 2014 to March 2016) at MetLife.	Since October 2021

(a) Excludes Mr.Parker and Mr.Benjamin, interested Board Members who also serve as President and Vice President, respectively.

E3

Explanatory Notes to Tables:

∎

Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC. Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

E4

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. Please be sure to have your contract number available when you call.

(800) 458-6333

Investors should consider the contract and VCA-2’s investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectus that can be obtained from your financial professional. You should read the prospectus carefully before investing.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

Information regarding how the Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (Commission), at www.sec.gov.

The Account’s Statement of Additional Information contains additional information about the members of the Account’s Committee and is available without charge upon request by calling (800) 458-6333. The Account will file with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) SEC-0330. Participants may obtain copies of Form N-PORT filings by calling (800) 458-6333.

PRSRT STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1793
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3714

©2022 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

LT.RS.001

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a)   Audit Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $24,000 and $24,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended December 31, 2020, fees of $4,952 were billed to the Registrant for services rendered by KPMG LLP (the Registrant’s prior principal accountant) in connection with the auditor transition.

(c) Tax Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(d) All Other Fees

For the fiscal years ended December 31, 2021 and December 31, 2020: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2021 and December 31, 2020, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        The Prudential Variable Contract Account-2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 24, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 24, 2022